MANNING & NAPIER FUND, INC.

(the “Fund”)

Dynamic Opportunities Series – Class S and I

International Series – Class S and I

(the “Series”)

Supplement dated March 3, 2017 to the combined Prospectus for the Series dated May 1, 2016, as supplemented December 28, 2016 for the International Series (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.	The Board of Directors of the Fund has voted to terminate the offering of shares of the Dynamic Opportunities Series and instructed the officers of the Fund to take all steps necessary to completely liquidate the Series. Accordingly, the Dynamic Opportunities Series will be closed to new investors and to additional investments from existing shareholders as follows:

For discretionary investment clients of Manning & Napier Advisors, LLC and its affiliates: The Series will be closed to new investors and to additional investments from existing shareholders effective immediately.

For other shareholders: Effective immediately, the Series will be closed to new investors. Effective March 24, 2017, the Series will stop selling its shares to existing shareholders and will no longer accept automatic investments from existing shareholders.

The Dynamic Opportunities Series will redeem all of its outstanding shares on or about April 18, 2017 and distribute the proceeds to the Series’ shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

As shareholders redeem shares of the Dynamic Opportunities Series between the date of this supplement and the date of the final redemption, and as the Series increases its cash positions to facilitate redemptions, the Series may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Dynamic Opportunities Series may not be able to achieve its investment objectives during the period between the date of this supplement and the date of the final redemption.

2.	Kasey L. Wopperer has been added to the International Series’ portfolio management team. Accordingly, the Prospectus is hereby supplemented and revised as follows:

a)	The following information is hereby added to the “Portfolio Managers” sub-section in the International Series summary section:

Kasey L. Wopperer

Analyst, has managed the Series since 2017.

b)	The following information is hereby added to the “Portfolio Managers” sub-section in the “Management” section:

Kasey L. Wopperer, Analyst

Joined the Advisor in 2009. Analyst since 2017. Previous positions held in the last five years: Junior Analyst, 2015 – 2017; Senior Research Associate, 2013 – 2015; Research Associate, 2012 – 2013. Member of the following Portfolio Management Team: International Series (since 2017).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp DO Intl 03/2017